84 87 90 164 30 52 230 228 229 Discussion Materials Investor Presentation AUgust 2021 164 30 52 164 30 52 164 30 52 Exhibit 99.1

Certain Important information CAUTION REGARDING FORWARD LOOKING STATEMENTS This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act with respect to CNB’s financial condition, liquidity, results of operations, future performance and business. These forward-looking statements are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that are not historical facts. Forward-looking statements include statements with respect to beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions that are subject to significant risks and uncertainties and are subject to change based on various factors (some of which are beyond CNB’s control). Forward-looking statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “forecasts,” “intends,” “plans,” “targets,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would” and “could.” CNB’s actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Such known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from the statements, include, but are not limited to, (i) the duration and scope of the COVID-19 pandemic and the local, national and global impact of COVID-19; (ii) actions governments, businesses and individuals take in response to the pandemic; (iii) the speed and effectiveness of vaccine and treatment developments and deployment; (iv) variations of COVID-19, such as the Delta variant, and the response thereto, (v) the pace of recovery when the COVID-19 pandemic subsides; (vi) changes in general business, industry or economic conditions or competition; (vii) changes in any applicable law, rule, regulation, policy, guideline or practice governing or affecting financial holding companies and their subsidiaries or with respect to tax or accounting principles or otherwise; (viii) adverse changes or conditions in capital and financial markets; (ix) changes in interest rates; (x) higher than expected costs or other difficulties related to integration of combined or merged businesses; (xi) the effects of business combinations and other acquisition transactions, including the inability to realize our loan and investment portfolios; (xii) changes in the quality or composition of our loan and investment portfolios; (xiii) adequacy of loan loss reserves; (xiv) increased competition; (xv) loss of certain key officers; (xvi) deposit attrition; (xvii) rapidly changing technology; (xviii) unanticipated regulatory or judicial proceedings and liabilities and other costs; (xix) changes in the cost of funds, demand for loan products or demand for financial services; and (xx) other economic, competitive, governmental or technological factors affecting our operations, markets, products, services and prices. Such developments could have an adverse impact on CNB's financial position and results of operations. For more information about factors that could cause actual results to differ from those discussed in the forward-looking statements, please refer to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of and the forward-looking statement disclaimers in CNB’s annual and quarterly reports filed with the SEC. The forward-looking statements are based upon management’s beliefs and assumptions and are made as of the date of this presentation. CNB undertakes no obligation to publicly update or revise any forward-looking statements included in this presentation or to update the reasons why actual results could differ from those contained in such statements, whether as a result of new information, future events or otherwise, except to the extent required by law. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation might not occur and you should not put undue reliance on any forward-looking statements. NON-GAAP FINANCIAL MEASURES This presentation contains references to financial measures that are not defined in GAAP. Management uses non-GAAP financial information in its analysis of the Company’s performance. Management believes that these non-GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results of operations with prior periods and show the effects of significant gains and charges in the periods presented. The Company’s management believes that investors may use these non-GAAP measures to analyze the Company’s financial performance without the impact of unusual items or events that may obscure trends in the Company’s underlying performance. This non-GAAP data should be considered in addition to results prepared in accordance with GAAP, and is not a substitute for, or superior to, GAAP results. Limitations associated with non-GAAP financial measures include the risks that persons might disagree as to the appropriateness of items included in these measures and that different companies might calculate these measures differently. Non-GAAP measures reflected within the presentation include evaluations on the impact of merger costs, branch closure costs and FHLB prepayment penalties on various metrics of the Company’s financial performance.

Corporate Overview

INVESTMENT HIGHLIGHTS

A PREMIER FRANCHISE

- #1 market share and community bank in Clearfield County since 1865
- #3 community bank[1] in legacy CNB Bank markets
- #3 ranked community bank[1] in the Buffalo MSA

DIVERSIFIED MARKETS

- Meaningful scale in key growth markets, including Buffalo, NY, Columbus, OH, Cleveland, OH and Roanoke, VA
- Supplemented by stable, legacy markets, in which CNB has significant market share and competitive advantage.

ATTRACTIVE BUSINESS MIX

- Diversified loan portfolio with high growth in Cleveland and Buffalo markets
- Robust C&I lender comprising 36.9% of loan portfolio
- Stable funding base, average deposits per branch of approximately $102 million

EXPERIENCED LEADERSHIP

- Led by Chief Executive Officer Joe Bower since 2010 with 30+ years of banking experience
- Richard Greslick, Chief Support Officer, has been with CNB for 22 years
- Tito Lima, Chief Financial Officer, has more than 30 years of experience in banking

STRONG FINANCIAL POSITIONING

- $5.1B in total assets with YTD net income of $28.2 million and YTD ROATCE of 16.4%[2]
- Strives to achieve and maintain performance levels in the top quartile of peer group
- Strong ROA and ROE with prudent expense management

CONSISTENT GROWTH STORY

- Strong and successful track record of organic growth
- Complemented by brand extensions in growth markets
- Completed 3 acquisitions since 2013 to supplement organic growth strategy

1) Community bank defined as banks with total assets < $30.0B. Deposit market share as of June 30, 2020
2) YTD ROATCE is a non-GAAP financial measure; see appendix for reconciliation

Note: Unless otherwise indicated, financial data is as of or for the six months ended June 30, 2021

Source: Deposit Market Share data from S&P Global Market Intelligence; Deposit market share data shown based upon 2020 FDIC data and Company filings

CNB FINANCIAL CORPORATION 4

CNB FINANCIAL CORPORATION

- Holding Company for **CNB Bank** (Clearfield, PA), serving the community since 1865
- 44 full-service offices, 1 drive-through location and 2 loan production office across Pennsylvania, New York, Ohio and Virginia
- CNB Bank's regional divisions include **CNB Bank** (Western PA); **FC Bank** (Columbus & Central OH), **ERIEBANK** (Cleveland, OH & Erie, PA), **BankOnBuffalo** (Buffalo, NY); and **Ridge View Bank** (Roanoke, VA)
- NASDAQ: **CCNE**
- Market Capitalization: **~$389 million**

FINANCIAL HIGHLIGHTS

ASSETS:	$5.1 billion
DEPOSITS:	$4.5 billion
LOANS:	$3.5 billion
YTD ROAA:	1.16%
YTD ROATCE[1]:	16.38%
NPAS/ASSETS:	0.64%



GREATER BUFFALO, NY
BANKONBUFFALO
ERIEBANK
ERIE, PA
NY
CLEVELAND, OH
COLUMBUS, OH
PA
OH
CNB BANK
FC BANK
RIDGE VIEW BANK
VA
ROANOKE, VA

1) ROATCE is a non-GAAP measure. See appendix for reconciliation
Note: Market data as of 7/30/2021. Financial data as of 6/30/2021
Source: Company filings and market capitalization data from S&P Global Market Intelligence

5

Unique Multi-state, multi-brand model 18 full-service offices Western and Central PA focus Legacy bank of the organization founded in 1865 Opened August 2005 10 full-service offices serving Erie, Crawford, & Warren counties in PA, and Lake, Ashtabula, & Cuyahoga counties in OH 1 loan production office in Cleveland, OH Opened in 2013 with the acquisition of FC Banc Corp. in Bucyrus, OH Focus on the greater-Columbus metro area and northeastern Ohio 6 full-service offices serving Bucyrus, Cardington, Dublin, Fredericktown, Shiloh, Grandview, and Worthington, OH Opened in 2016 as a single loan production office which was converted to a full-service branch in 2017 Currently 10 full-service offices and 1 drive through location with the addition of Bank of Akron Strong growth story with recent, significant loan & deposit growth along with the Bank of Akron acquisition Established in Q3 2021 Hired Carrie McConnell, a 20+ year veteran within the Roanoke market Expect to have 6 to 8 locations within the next 5 years and become a meaningful contributor to overall growth

Joseph B. Bower Jr. President, CEO & Director CEO of CNB Financial Corporation since January 1, 2010 Has been with the Company since 1997 – previously served as Chief Financial Officer and Chief Operating Officer of CNB Bank as well as Secretary and Treasurer of CNB Financial Corporation Previously worked as a certified public accountant and served in the United States Army Serves on various boards within the community Richard Greslick jr. Sr. EVP; Chief Support Officer Served as Sr. EVP & Chief Support Officer since 2009 Previous roles with CNB include Sr. Vice President of Administration and Vice President of Operations Participated in CNB Bank’s management training program Tito L. Lima EVP, CFO & Treasurer Joined CNB Financial Corporation as CFO in July 2019 Formerly served as CFO and EVP at NexTier Bank, N.A. Prior to NexTier, previously served as EVP and Corporate Controller of National Penn Bancshares, Inc. Additional experience includes: Interim Chief Accounting Officer of Sterling Financial Corp; Corporate Controller of F.N.B. Corporation; Chief Financial Officer of First National Bank of Pennsylvania Peter F. Smith Independent Chairman of the Board of Directors Served as Chairman of the Board since January 1, 2017 and has been a Director since September 1989 Also serves as Chairman of the Board at CNB Bank Lawyer with practice concentrated on commercial transactions, real estate, mineral law, estate planning and related litigation Has served on the Ethics Committee of The Pennsylvania Bar Association since 1994 Experienced leadership Peter F. Smith Independent Chairman of the Board of Directors See biographical information on left Joseph B. Bower Jr. See biographical information on left Richard Greslick Jr. See biographical information on left Robert W. Montler President and CEO, Lee Industries and Keystone Process Equipment Joel E. Peterson President of Clearfield Wholesale Paper Deborah D. Pontzer Economic Development and Workforce Specialist, Office of Congressman Glenn Thompson Jeffrey S. Powell President, J.J. Powell, Inc. Nick N. Scott Jr. Vice President and Owner, Scott Enterprises Richard B. Seager III Retired President & CEO, Beacon Light Behavioral Health Systems Francis X. Straub III Managing Officer and Director, St. Marys Pharmacy, Inc. and Bennetts Valley Pharmacy, Inc. Peter C. Varischetti President, Varischetti Holdings, LP Julie M. Young Human Resources Attorney, JMY Law, LLC Michael obi CNB Bank Director President of UBIZ Venture Capital and CEO of Spectrum Global Solutions Top Executives & Chairman of the Board Board of Directors

Growth Milestones 2020 Acquisition of Bank of Akron 2013 2010 2005 1934 Reorganized through a stock offering to existing depositors 1984 1865 County National Bank of Clearfield established 2015 2016 2021 CNB Financial Corporation holding company organized ERIEBANK formed Common Equity Capital Raise of $34.5M Acquisition of FC Banc Corp. in Bucyrus, OH w/ $360M in assets 150th Anniversary Celebration Joseph Bower becomes CEO Bank on Buffalo is formed Acquisition of Lake National Bank $50M Sub Debt Raise Ridge View Bank is formed in Roanoke, VA $85M Sub Debt Raise Preferred Equity Capital Raise of $58M

(1) Community bank defined as banks with total assets < $30 billion. Deposit market share data as of June 30, 2020 (2) Combined county market includes: McKean, PA; Elk, PA; Jefferson, PA; Clearfield, PA; Indiana, PA; Cambria, PA; Blair, PA; Centre, PA Source: Deposit Market Share data from S&P Global Market Intelligence; Deposit market share data shown based upon June 30, 2020 FDIC data A bank of choice in legacy cnb bank markets Leading Community Bank(1) Market Share 18 full-service offices operate as CNB Bank throughout western and central Pennsylvania #3 ranked community bank(1) in CNB Bank brand’s combined county market(2) Community bank of choice in its markets Deep roots in the community – established in 1865 Proven market leader with strong deposit market share positioning #1 community bank by deposit market share in Clearfield County, PA – 40% of the market Top 3 deposit market share in Elk and McKean counties (2)

KEY GROWTH MARKETS







BUFFALO, NY

- 2nd largest city in New York state
- High growth market due to several development activities worth over $6B enacted since 2006:
  - Wider development of the Buffalo Niagara Medical Campus
  - Solar City, a solar panel factory in South Buffalo
  - Northland Corridor, the home of a $44 million WNY Workforce Training Center
  - HarborCenter, a $200M state-of-the art hockey / entertainment complex located in the downtown Buffalo / Canalside area
- Buffalo market drives meaningful growth: loans grew $22 million, or 2.8%, and deposits grew by $131 million, or 12.4%, since December 31, 2019, excluding Bank of Akron acquisition and $341 million and $550 million, respectively, with Bank of Akron

CLEVELAND, OH

- Cleveland is the 2nd largest city in the state of Ohio
- Major manufacturing and commercial hub
- Ranks as one of the chief ports on the Great Lakes
- Experienced significant public and private investment in the last decade
- Economy focused on healthcare, education, research, financial services and manufacturing

ROANOKE, VA

- Largest city and metropolitan statistical area in Southwest Virginia with a total population in the Roanoke, VA MSA of more than 300,000 (comparable to existing Erie, PA market)
- Primary commercial hub for Southwestern Virginia
- The Roanoke area is home to significant regional operations for several large corporations including Kroger, UPS, Allstate and Yokohama Tire as well as the headquarters of Advance Auto Parts, one of the nations largest auto parts retailers, and to 12,000 other various businesses
- 25 regional universities provide access to highly educated workforce
- Two-thirds of the US population lives within one day's shipping time from the region

Source: city-buffalo.com; buffaloniagara.com; city.cleveland.oh.us; rethinkcleveland.org; roanokechamber.org

CNB FINANCIAL CORPORATION 10

(1) Community bank defined as banks with total assets < $30 billion Note: Deposit market share data shown based upon 2020 FDIC data Source: Deposit Market Share data from S&P Global Market Intelligence growth: focus on buffalo Leading deposit Market Share #3 ranked community bank(1) in the Buffalo-Cheektowaga NY MSA based upon deposit market share BankOnBuffalo established as a division of CNB since 2016 Division President Martin Griffith is a longtime local banker well known to the market Primarily focused on the large number of C&I businesses in Erie and Niagara counties of NY Division headquartered in the Electric Tower Building in Downtown Buffalo; additional full service offices in the Williamsville, Niagara Falls and Orchard Park communities Acquisition of Bank of Akron supports growth presence in the market place with deposits over $1.1 billion in the MSA Buffalo market driving meaningful growth - Buffalo market loans grew $151 million, or 23.1%, since June 30, 2019; deposits grew by $382 million, or 44.8%, since June 30, 2019

GROWTH: CLEVELAND MARKET

FAST GROWING DEPOSIT MARKET SHARE



100%
53%
37%
CNB FINANCIAL CORPORATION
31%
28%
28%
28%
25%
24%
24%
24%
20%
18%
15%
15%
7%
7%
7%
6%
1%
0%
-6%
-23%

#4 ranked in year over year deposit growth in 2020 in the Cleveland MSA among banks with >$100MM of deposits(1)

ERIEBANK
A division of CNB Bank

- Expanded into the NE Ohio market through the acquisition of Lake National Bank in (closed in July 2016)
- In January 2020, expanded from suburban Cleveland into metropolitan Cleveland through the establishment of a loan production office
- Division President Wesley Gillespie operates out of Cuyahoga County in metropolitan Cleveland
- Economy drivers of healthcare, education, research, financial services and manufacturing provide strong fit with CNB core C&I lending competencies
- Significant private banking opportunities
- 9 commercial lending officers currently based in the OH market for ERIEBANK
- Cleveland market loans grew $115 million, or 36.9%, since June 30, 2020; deposits grew by $72 million, or 32.3%, since June 30, 2020

(1) Deposit data as of June 30, 2020, as adjusted for acquisitions where discernable
Source: Deposit Market Share data from S&P Global Market Intelligence

CNB FINANCIAL CORPORATION 12

Business Highlights

MRQ loan yield of 4.76% compared to 4.67% in Q2 2020. Loan growth driven primarily by increases in C&I loans and CRE loans primarily from our Cleveland and Buffalo regions Excluding $140 million of net PPP loans, loans grew $526 million, or 18.8%, from December 31, 2019, including Bank of Akron CNB views commercial lending as its competitive advantage and remains focused on the area by hiring and retaining experienced loan officers Continued focus on adhering to disciplined pricing and credit quality standards CRE concentration ratio of 249.1%(1) Loan portfolio composition 6/30/21 Loan portfolio Composition Observations (1) Defined as the regulatory agencies guidance on commercial real estate (CRE) as a percent of total capita; regulatory capital is estimated as of June 30, 2021 Source: Company filings and S&P Global Market Intelligence

Additional Loan Detail – Commercial mortgages Total commercial mortgage loans of $1.1 billion (31.7% of total loans) as of June 30, 2021 Diversified by property type – highest concentrations are Apartments and Accommodation and Food Services, 26% and 20% of commercial mortgages, respectively Average loan size of $924 thousand CRE composition (6/30/21) CRE Portfolio (6/30/21)

Additional Detail – Hospitality / Hotels (1) Hospitality/Hotels Loan Portfolio Franchise hotels comprise 99% of total hotel portfolio as of 6/30/21 Resort or destination related hospitality sites comprise approximately 1% of the total hotel portfolio as of 6/30/21 Prioritize tier 1 preferred franchises: Hilton and Marriott Secondarily tier 2 franchises: Holiday Inn and Choice Prioritize limited service hotels with 60 – 150 rooms 90.8% pass rated Average LTV of 51% Hospitality Loans by category (6/30/21) Additional Detail As of 6/30/21 $209M (1) Excludes PPP loans healthcare Loan Portfolio(1) healthcare Loan Portfolio Total healthcare portfolio comprises approximately 4.4% of total loan portfolio as of 6/30/21 Well diversified portfolio Full recourse from owners/partners at origination Hard cash/land in the project or purchase Delinquent and non-performing loans include one $8.7 million loan relationship with adequate collateral support Healthcare loans by category (6/30/21) Additional Detail As of 6/30/21 $154M (1) Excludes PPP loans

Covid-19 loan modifications observations Total modified loans of $55.6 million comprise 1.6% of the total loan portfolio outstanding as of June 30, 2021 Starting point in Q2 2020 was $626 million, or 20.7% of total loans. Modifications are 82% Principal & Interest, 18% Principal only Modifications scheduled to resume contractual repayments are as follows: Q3 2021 – $15.4 million, or 28% of modifications Q4 2021 – $37.5 million, or 67% of modifications Q1 2022 – $2.7 million, or 5% of modifications Covid-19 modifications by industry (1) Additional Detail As of 6/30/21 $55.6M (1)Data as of June 30, 2021

Conservative credit culture June 30, 2021 nonaccrual loans by type Historical asset quality Historical NPAs/Assets & Ncos/Loans Note: TDRs is an abbreviation for Troubled Debt Restructurings and excludes COVID-19 related modifications. NPAs is an abbreviation for non-performing assets. NCOs is an abbreviation for net charge-offs. Source: Company filings. NCOs-Bank Only excludes Holiday Financial Services.

Additional credit quality detail Commercial Loans by Risk Rating (6/30/21) Residential, Consumer & Credit card – performing detail (6/30/21) Source: Company filings

SBA PPP Loans SBA Paycheck protection program (PPP) (as of June 30, 2021) PPP Round 1 has $22.6 million outstanding as of June 30, 2021, with $145 thousand in deferred processing fees Initial PPP Round 1 as of June 30, 2020, had $226 million outstanding with $8.8 million in deferred processing fees PPP Round 2 has outstanding $123.3 million with $6.1 million in deferred processing fees as of June 30, 2021 Over 30,000 employees are estimated to benefit at companies receiving funds from the Corporation through the PPP Focused on supporting business and communities Note: Data as of June 30, 2021

Deposit mix 6/30/21 deposit mix Highlights $102 million average deposits per branch as of June 30, 2021, nearly doubling in size since 2017 Core deposits(1) represent over 90% of total deposits, with cost of deposits of 0.44% for the quarter ended June 30, 2021 Deposit costs have declined for 6 consecutive quarters Average Deposits Per Branch (1) All deposits except for time deposits Source: Company filings

Financial Highlights

(1) Tangible common equity is a non-GAAP financial measure; see appendix for reconciliation (2) Tier 1 Leverage Ratio is estimated as of June 30, 2021 Note: “MRQ” means for the unaudited 3 month period ended June 30, 2021; “PPP” means the Paycheck Protection Program Source: Company filings 2nd Quarter 2021 Highlights Net income of $14.0 million Diluted earnings per common share of $0.76 MRQ Return on average assets of 1.12% MRQ Return on average tangible common equity of 16.06%(1) Excluding PPP loans net of deferred processing fees, loans grew $114 million, or 3.5% (7.1% annualized), compared to December 31, 2020, with growth primarily driven by the Corporation’s Cleveland market and increased syndicated lending activities MRQ efficiency ratio of 57.91% 45 basis point decrease in cost of interest bearing liabilities to 0.55% for the quarter in comparison to the second quarter of 2020 Tier 1 Leverage Ratio of 8.16%(2) TCE/TA of 6.42%; excluding PPP and excess liquidity at the Federal Reserve TCE/TA of 7.66% Q2 2021 represented one of the highest levels of EPS in the Corporation’s history Participated in the second round of SBA PPP totaling approximately $123 million in loan outstandings and $6.1 million in deferred fees Strong profitability and efficiency provide capital accretion needed to support growth COVID-19 related loans with payment deferrals decreased to 1.6% of total loans at June 30, 2021 Q2 2021 was highlighted by meaningful loan growth in the Cleveland market with annualized loan growth of 28.0% Established Ridge View Bank as a new brand in Roanoke, VA Observations Financial Highlights

(1) Adjusted Net income is a non-GAAP financial measure; see appendix for reconciliation Note: YTD data as of June 30, 2021 and “LTM” means for the unaudited 12 month period ended June 30, 2021 Source: Company filings Financial trends Total Assets ($M) Total Gross Loans ($M) Total Deposits ($M) Net Income & Adj. Net Income (1) ($M)

MRQ reflected increased growth in loans, deposits and households Wealth & Asset business continues to grow at a strong pace: Assets Under Management $1.2 billion at June 30, 2021, reflecting an increase of 7.3%, or 14.8%, annualized, from December 31, 2020 Fee income of $3.3 million for YTD June 2021 was 23% higher than same period in 2020 Efficiency ratio of 58% for 2021 YTD was driven by a focus on expense management MRQ Adjusted NIM of 3.75% was 21 bps higher than Q4 19 (1) Adjusted return on average assets, return on tangible common equity, adjusted return on tangible common equity and adjusted efficiency ratio are non-GAAP financial measures; see appendix for reconciliations Source: Company filings Earnings power ROATCE and Adjusted ROATCE (1) ROAA and Adjusted ROAA (1) Recent profitability TRENDS Adjusted Efficiency Ratio (1)

(1) Net interest margin and pre-tax pre-provision are non-GAAP financial measures; see appendix for reconciliation (2) Excludes PPP-related income (fees and interest income) and PPP-related assets and Federal Reserve excess liquidity and income (3) Excludes applicable merger and acquisition, FHLB prepayment and branch closure costs. Source: Company filings Net Interest margin & pre-provision net revenue NIM & adjusted NIM (1) (2) PPNR and Adjusted ppnr ($000) (1)(3) ($M)

Allowance for CREDIT losses (ACL) The company adopted the current expected credit loss (“CECL”) methodology in Q4 2020 effective January 1, 2020 First six months of 2021 the allowance for credit losses reflects a reserve build of $0.12 per diluted common share Excluding PPP-related loans, the ACL was 1.11% as of June 30, 2021 compared to 1.07% as of December 31, 2020 Allowance for cREDIT Losses Trends Historical ACL Activity Observations Note: Beginning with the quarter ended December 31, 2020 the Company adopted ASU 2016-13, effective January 1, 2020. Although the Company’s adoption of CECL was effective January 1, 2020, the results prior to the quarter ended December 31, 2020, were based on the incurred loss methodology and these results have not been restated to reflect the application of the CECL methodology. Results for March 31, 2021, June 30, 2021 and December 31, 2020 reflect the application of the CECL methodology. Source: Company filings

Capital ratios CNB Financial Corporation – Capital Ratios Note: Tier 1 Leverage and Total Risk Based are estimated as of Q2 2021 Source: Company filings All capital ratios have significant excess to well-capitalized thresholds Excess capital level equivalent to 20+ years cumulative net credit losses Strong historical credit quality allows for efficient capital management Current capital levels support long-term growth strategy

Dividend History Historical dividend per common share Dividend yield of 2.98% as of June 30, 2021 LTM ending June 30, 2021 dividend payout ratio of 22.7% (1) The Corporation’s long, uninterrupted history of dividends to its common shareholders reflects a key component of its Total Shareholder Return. (1) Excludes applicable merger and acquisition, FHLB prepayment and branch closure costs Source: Company filings

Interest rate sensitivity Base case assumes composition of interest sensitive assets and liabilities remain static as of 6/30/2021 Assumes rate shocks are instantaneous and sustained parallel rate shifts, or reflected uniformly across the yield curve regardless of duration to maturity or repricing of specific assets & liabilities Interest rate risk is mitigated through efficient balance sheet management Rate Shock Analysis – June 30, 2021

Appendix Mergers & acquisitions

(1) Financial data as of most recent available quarter or twelve month (LTM) period prior to close, (quarter ended 9/30/2013) (2) Financial data as of most recent available quarter or twelve month (LTM) period prior to close, (quarter ended 6/30/2016) (3) Financial data as of most recent available quarter or twelve month (LTM) period prior to close, (quarter ended 6/30/2020) Source: S&P Global Market Intelligence; Company filings; bank regulatory filings Recent acquisitive success FC BANC CORP.(1) LAKE NATIONAL BANK(2) BANK OF AKRON(3) ACQUISITION DATE 10/11/2013 7/15/2016 7/17/2020 ASSETS ($000) $364,163 $156,575 $471,221 LOANS ($000) $250,885 $122,367 $329,001 DEPOSITS ($000) $326,963 $139,712 $425,696 LTM ROAA (%) 0.98% 0.53% 0.81% LTM ROAE (%) 10.58% 5.73% 4.31% NPAs / ASSETS (%) 0.42% 2.37% 0.66%

Overview: acquisition of Bank of AKron Transaction rationale In market expansion for high growth BankOnBuffalo division of CNB Branches, footprints and target markets contiguous but not overlapping Similar commercial banking focus to CNB Provides critical personnel depth to rapidly growing Buffalo franchises Filling market void created by consolidation of larger competitors in western New York Key Transaction metrics COMBINED BANKONBUFFALO FOOTPRINT BARK CCNE

Appendix Other relevant information

Source: Press Release – “KBRA Affirms Ratings for CNB Financial Corporation” (July 22, 2020) KBRA ratings summary

Non-gaap reconciliation This presentation contains references to financial measures that are not defined in GAAP. Management uses non-GAAP financial information in its analysis of the Corporation’s performance. Management believes that these non-GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results of operations with prior periods and show the effects of significant gains and charges in the periods presented. The Corporation’s management believes that investors may use these non-GAAP measures to analyze the Corporation’s financial performance without the impact of unusual items or events that may obscure trends in the Corporation’s underlying performance. This non-GAAP data should be considered in addition to results prepared in accordance with GAAP, and is not a substitute for, or superior to, GAAP results. Limitations associated with non-GAAP financial measures include the risks that persons might disagree as to the appropriateness of items included in these measures and that different companies might calculate these measures differently. A reconciliation of these non-GAAP financial measures is provided below (dollars in thousands, except per share data).

Non-gaap reconciliation

Non-gaap reconciliation

Non-gaap reconciliation

Non-gaap reconciliation